UNITED STATES
SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
______________
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
______________
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant    ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐Soliciting Material Under Rule 14a-12

Spruce Power Holding Corporation
(Name of Registrant as Specified In Its Charter)
________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐Fee paid previously with preliminary materials.
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Spruce Power Holding Corporation

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on August 12, 2024 at 11:00 a.m. ET

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice to Stockholders, Proxy Statement and, Annual Report are available at www.viewproxy.com/SPRU/2024.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before August 5, 2024 to facilitate timely delivery.

Important information regarding the Internet availability of the Company's proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials, are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL–ONLY ANNUAL MEETING.

To the Stockholders of Spruce Power Holding Corporation:

The 2024 Annual Meeting of Stockholders of Spruce Power Holding Corporation will be held virtually on August 12, 2024 at 11:00 a.m. Eastern Time. As a Registered Holder, you may attend the Annual Meeting via the Internet and vote your shares during the Annual Meeting by first registering at www.viewproxy.com/SPRU/2024 and then using your Virtual Control Number below. Your registration must be received by 11:59 p.m. Eastern Time on August 11, 2024. On the day of the Annual Meeting, if you have properly registered, you may log in using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the section titled *"QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING."*

Voting Items

Proposal 1. To elect two (2) nominees as Class A directors, each to serve three-year terms expiring in 2027 and to hold office until his successor is duly elected and qualified

Proposal 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024

Proposal 3. To conduct an advisory vote on the compensation of the named executive officers of the Company as described in the proxy statement accompanying this notice

Note: To transact such other business that may properly come before the Annual Meeting.

The Board of Directors recommends a vote FOR all of the nominees listed in Proposal 1, FOR Proposals 2 and 3

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

INTERNET	Go to http://www.viewproxy.com/SPRU/2024. Have the 11-digit control number available when you access the website and follow the instructions.
TELEPHONE	**Call 1-877-777-2857 TOLL FREE**
E-MAIL	By e-mail at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions, or other inquiries should be included with your e-mail requesting material.

You must use the 11-digit control number located in the box below to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials.

Spruce Power Holding Corporation

VIRTUAL CONTROL NUMBER